UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 30, 2007

Meade Instruments Corp.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-22183 (Commission File Number)	95-2988062 (IRS Employer Identification Number)

6001 Oak Canyon, Irvine, California (Address of principal executive offices)	92618 (Zip Code)

Registrant’s telephone number, including area code: (949) 451-1450

Not applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events

(a)           On October 30, 2007, Meade Instruments Corp. (the “Company”) issued a press release announcing that it has engaged an investment banker, Robert W. Baird & Co. to assist the Company in the evaluation of strategic alternatives for the Company.  A copy of the press release is furnished as Exhibit 99.1 to this report.

(b)           On November 1, 2007, the Company issued a press release announcing that it has taken further steps in connection with its restructuring.  A copy of the press release is furnished as Exhibit 99.2 to this report.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Exhibit Title or Description
99.1	Press Release, dated October 30, 2007, issued by Meade Instruments Corp.

99.2	Press Release, dated November 1, 2007, issued by Meade Instruments Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 8, 2007	MEADE INSTRUMENTS CORP. (Registrant)

	By:	/s/ Paul E. Ross
Senior Vice President — Finance and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Title or Description
99.1	Press Release, dated October 30, 2007, issued by Meade Instruments Corp.

99.2	Press Release, dated November 1, 2007, issued by Meade Instruments Corp.